Fees Summary	May 28, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 724,971,000
Previously Paid Amount	0
Total Fee Amount	100,118.5
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this exhibit is attached is a final prospectus for the related offering. The maximum aggregate offering price for such offering is $724,971,000.00.
Net Fee	$ 100,118.5
Narrative - Max Aggregate Offering Price	$ 724,971,000
Final Prospectus	true